UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2016

CHICAGO BRIDGE & IRON COMPANY N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction of incorporation)

1-12815	N.A.
(Commission File Number)	(IRS Employer Identification No.)

Prinses Beatrixlaan 35
2595 AK The Hague
The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 31-70-373-2010

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The following matters were voted upon and adopted at the 2016 Annual Meeting of Shareholders of Chicago Bridge & Iron Company N.V. (the “Company”) held on May 4, 2016:

1.	Election of Michael L. Underwood as a member of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2017.
	First Nominee		Second Nominee	Abstain	Broker Non-Votes
(1a)	Michael L. Underwood	(1b)	Westley S. Stockton
	50,157,006		3,380,961	1,629,210	30,671,157

2.	Election of Deborah M. Fretz and James H. Miller as members of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2019.
	First Nominee		Second Nominee	Abstain	Broker Non-Votes
(2a)	Deborah M. Fretz	(2c)	Luciano Reyes
	50,243,167		3,308,292	1,615,718	30,671,157

(2b)	James H. Miller	(2d)	Travis L. Stricker
	53,208,139		735,514	1,223,524	30,671,157

3.	Approval, by non-binding vote, of the compensation of the Company’s named executive officers.
	For	46,061,498
	Against	8,672,191
	Abstain	433,488
	Broker Non-Votes	30,671,157

4.
Authorization of the preparation of the Company’s Dutch statutory annual accounts and the annual report of its Management Board in the English language and the adoption of the Company’s Dutch statutory annual accounts for the year ended December 31, 2015.

	For	82,891,101
	Against	647,147
	Abstain	2,300,086
	Broker Non-Votes	—

5.
Approval of the final distribution to shareholders for the year ended December 31, 2015, in an amount of $0.28 per share, which has previously been paid out to shareholders in the form of interim distributions.

	For	83,381,760
	Against	551,750
	Abstain	1,904,824
	Broker Non-Votes	—

6.	Discharge of the sole member of the Company’s Management Board from liability in respect of the exercise of its duties during the year ended December 31, 2015.
	For	51,970,583
	Against	2,819,513
	Abstain	377,081
	Broker Non-Votes	30,671,157

7.	Discharge of the members of the Company’s Supervisory Board from liability in respect of the exercise of their duties during the year ended December 31, 2015.
	For	51,976,111
	Against	2,825,352
	Abstain	365,714
	Broker Non-Votes	30,671,157

8.	Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, who will audit the Company’s accounts for the year ending December 31, 2016.
	For	83,928,432
	Against	1,667,706
	Abstain	242,196
	Broker Non-Votes	—

9.
Extension of the authority of the Company’s Management Board, acting with the approval of the Supervisory Board, to repurchase up to 10% of the Company’s issued share capital until November 4, 2017 on the open market, through privately negotiated transactions or in one or more self tender offers for a price per share not less than the nominal value of a share and not higher than 110% of the most recently available (as of the time of repurchase) price of a share on any securities exchange where our shares are traded.

	For	82,506,389
	Against	1,035,324
	Abstain	2,296,621
	Broker Non-Votes	—

10.
Approval of the extension of the authority of the Company’s Supervisory Board to issue shares and/or grant rights to acquire the Company’s shares (including options to subscribe for shares), never to exceed the number of authorized but unissued shares, and to limit or exclude the preemptive rights of shareholders with respect to the issuance of shares and/or the grant of the right to acquire shares, until May 4, 2021.

	For	49,876,896
	Against	33,674,806
	Abstain	2,286,632
	Broker Non-Votes	—

11.	Approval of an amendment to the Chicago Bridge & Iron 2008 Long-Term Incentive Plan.
	For	37,361,824
	Against	17,414,613
	Abstain	390,740
	Broker Non-Votes	30,671,157

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
		By:	Chicago Bridge & Iron Company B.V.
		Its:	Managing Director

Date:	May 5, 2016	By:	/s/ Michael S. Taff
Michael S. Taff Managing Director (Principal Financial Officer)